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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   FEBRUARY 4, 1999




                            ERGO SCIENCE CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-24936              04-3271667
  (State or other jurisdiction of      (Commission       (I.R.S. Employer
  incorporation or organization)       File Number)   Identification Number)



                              CHARLESTOWN NAVY YARD
                         100 FIRST AVENUE, FOURTH FLOOR
                        CHARLESTOWN, MASSACHUSETTS 02129
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 241-6800




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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

      On January 21, 1999, Ergo Science Corporation (the "Company") publicly disseminated a press release announcing that it has reduced its work force by approximately 50 percent following the Company's decision to stop funding of its pre-clinical programs. In addition, the press release announced that Ronald H. Abrahams, Ph.D. will resign from his positions as Chairman, President, and Chief Executive Officer as well as his position on the Board of Directors.

      Reference is made to the Company's press releases dated January 21, 1999 filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
                  EXHIBITS

      (a)         Financial Statements

                  None.

      (b)         Proforma Financial Information

                  None.

      (c)         Exhibits

                  99.1     Press Release dated January 21, 1999

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                ERGO SCIENCE CORPORATION



                                By:  /S/ RONALD H. ABRAHAMS, PH.D.
                                   ------------------------------------------
                                     Ronald H. Abrahams, Ph.D.
                                     President and Chief Executive Officer



                                Date:  FEBRUARY 4, 1999
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